UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

CHC Group Ltd.

(Exact name of Registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

. Admission Ticket CHC GROUP LTD. IMPORTANT ANNUAL MEETING INFORMATION Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on September 10, 2015. Vote by Internet • Go to www.envisionreports.com/HELI • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X Annual Meeting Proxy Card • IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3. 1. Election of Directors: For Withhold For Withhold + 01 - Francis S. Kalman 03 - Dod E. Wales 02 - Jeffrey K. Quake 0 4 - William G. Schrader 2. To approve the CHC Group Ltd. 2013 Omnibus Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and amendments to the 2013 Omnibus Incentive Plan to increase the absolute limit of ordinary shares available for grant thereunder and the individual annual option limit thereunder. For Against Abstain 3. Tre o ratify appointment of Ernst & Young LLP as independent gistered public accounting firm of Company for fiscal 2016. For Against Abstain B Non-Voting Items Change of Address — Please print your new address below. Comments — Please print your comments below. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UPX + 024ZUC .. 2015 Annual Meeting Admission Ticket 2015 Annual General Meeting of CHC Group Ltd. Shareholders Friday, September 11, 2015, 8:00 a.m. Local Time Debevoise & Plimpton LLP, 919 Third Avenue, New York, NY 10022 If you wish to attend the Annual Meeting in person, you must notify us by sending an email with your full name to chcquestions2015@chc.ca by 8:00 a.m. on September 9, 2015 and bring with you to the Annual Meeting this admission ticket, a valid government-issued picture identification, such as a driver’s license or passport, and, if asked, provide proof of stock ownership as of the record date. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The Notice of the Annual Meeting, the Proxy Statement, the 2015 10K/Annual Report are available at: www.envisionreports.com/HELI • IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. • Proxy — CHC GROUP LTD. Notice of 2015 Annual General Meeting of Shareholders Debevoise & Plimpton LLP, 919 Third Avenue, New York, NY 10022 Proxy Solicited by Board of Directors for Annual Meeting — September 11, 2015 Karl S. Fessenden and John Krenicki, Jr, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual General Meeting of Shareholders of CHC Group Ltd. to be held on September 11, 2015 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposal 1, FOR Proposal 2 and FOR Proposal 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side.) ;